
                                         MALT 03-2 (GROUP 1)
                                 Whole Loan 30YR Alt-A Fixed-Rate


Deal Size                                                                    $52mm approx.

GWAC                                                                        7.661% +/-10bps

WAM                                                                         358 +/- 2 months

California                                                                   11.2% approx.

Avg Loan Balance               (100% conforming)                             $155k approx.

WA LTV                                                                       83.3% approx.

Loan Purpose:                  Purchase                                      67.4% approx.
                               Cash-Out Refi                                 22.9% approx.
                               No Cash-Out Refi                               9.8% approx.

Property Type:                 SF/PUD                                        85.7% approx.

Doc Type:                      No Doc                                        91.4% approx.
                               NINA                                           8.6% approx.

Occupancy:                     Primary                                       95.9% approx.
                               Investor                                       2.3% approx.
                               Secondary                                      1.7% approx.

WA FICO                                                                        712 approx.

AAA Ratings                                                          2 OF 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                                8.50% approx.

Pricing Speed                                                                   100% PPC

Ramp                           6-18 CPR in 12 mths, 18 CPR thereafter

Settlement Date                                                                 03/28/03


                            All numbers approximate.
                   All tranches subject to 10% size variance.


                               [UBS Warburg Logo]


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                  MALT 03-2 (GROUP 2)
                          Whole Loan 30YR Alt-A Fixed-rate


 Deal Size                                                       $29mm approx.

 GWAC                                                            6.036% +/-10bps

 WAM                                                            178 +/- 2 months

 California                                                      31.1% approx.

 Avg Loan Balance           (100% conforming)                    $105k approx.

 WA LTV                                                          61.0% approx.

 Loan Purpose:              Purchase                             12.5% approx.
                            Cash-Out Refi                        32.5% approx.
                            No Cash-Out Refi                     51.5% approx.

 Property Type:             SF/PUD                               54.6% approx.

 Doc Type:                  Full/Alt                             98.5% approx.
                            Streamlined / Quick                  1.5% approx.

 Occupancy:                 Investor                             100.0% approx.

 WA FICO                                                          730 approx.

 AAA Ratings                                              2 of 3 (S&P, Moodys. Fitch)

 Estimated Subordination     Level                               2.90% approx.

 Pricing Speed                                                    100% PPC

 Ramp                       4-16 CPR in 12 mths, 16 CPR thereafter

 Settlement Date                                                   03/28/03


                            All numbers approximate.
                   All tranches subject to 10% size variance.


                               [UBS Warburg Logo]


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.


                                      MALT 03-2
                     Whole Loan 30YR Jumbo-A Fixed-Rate Pass Thru



 Deal Size                                                 $49mm approx.

 GWAC                                                     7.589% +/-10bps

 WAM                                                      340 +/- 2 months

 WALA                                                     19 +/- 2 months

 New York                                                  58.0% approx.

 California                                                7.3% approx.

 Avg Loan Balance                                          $418k approx.

 WA LTV                                                    73.2% approx.

 * All > 80% LTV have MI

 Loan Purpose:            Purchase                         52.0% approx.
                          Cash-Out Refi                    27.0% approx.
                          No Cash-Out Refi                 17.0% approx.

 Property Type:           SFD                              84.0% approx.

 Doc Type:                Full                             40.0% approx.

 Occupancy:               Primary                          94.0% approx.

 WA FICO                                                    714 approx.

 AAA Ratings                                        2 of 3 (S&P, Moodys. Fitch)

 Estimated Subordination   Level                           6.00% approx.

 Settlement Date                                             03/31/03


                            All numbers approximate.
                   All tranches subject to 10% size variance.


                               [UBS Warburg Logo]


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.